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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Media General, Inc., of our report dated January 29, 2002, included in the 2001 Annual Report to Stockholders of Media General, Inc.

Our audits also included Note 11 to the consolidated financial statements and the financial statement schedule of Media General, Inc., listed in Item 14(a).
Note 11 and this schedule are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion,
Note 11 to the consolidated financial statements and the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following Registration Statements of our report dated January 29, 2002, with respect to the consolidated financial statements of Media General, Inc., incorporated herein by reference, and our report included in the preceding paragraph with respect to
Note 11 to the consolidated financial statements and the financial statement schedule of Media General, Inc., included in this Annual Report (Form 10-K) of Media General, Inc., for the fiscal year ended December 30, 2001.

Registration Statement Number                                Description
-----------------------------                                -----------

           2-56905                                            Form S-8
          33-23698                                            Form S-8
          33-26853                                            Form S-3
          33-52472                                            Form S-8
         333-16731                                            Form S-8
         333-16737                                            Form S-8
         333-69527                                            Form S-8
         333-54624                                            Form S-8
         333-57538                                            Form S-8
         333-67612                                            Form S-3

                                                      /s/ Ernst & Young LLP

Richmond, Virginia
March 26, 2002